UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2007

Youbet.com, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	0-26015	95-4627253
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5901 De Soto Avenue, Woodland Hills, California	91367
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 668-2100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 13, 2007, Youbet.com, Inc. announced its financial results for the fourth quarter and twelve months ended December 31, 2006. A copy of this press release is attached hereto as Exhibit 99.1.

The earnings press release contains disclosure regarding earnings per share (“EPS”) before certain non-recurring expenses, which is not a measure of performance calculated in accordance with accounting principles generally accepted in the United States (“GAAP”). The financial information needed to reconcile adjusted EPS with EPS calculated in accordance with GAAP, as well as management’s reason for including adjusted EPS, accompanies the disclosure of adjusted EPS in the text of the earnings release.

The information required to be furnished pursuant to Item 2.02 and Exhibit 99.1 of this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), or otherwise subject to the liability of that section, except if Youbet.com, Inc. specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibit:

99.1	Youbet.com, Inc. Earnings Press Release dated March 13, 2007 (furnished pursuant to Item 2.02 of Form 8-K).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUBET.COM, INC.

Date: March 13, 2007

By: /s/ Gary W. Sproule
Gary W. Sproule
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Youbet.com, Inc. Earnings Press Release dated March 13, 2007 (furnished pursuant to Item 2.02 of Form 8-K).